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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2007

MOVIE STAR, INC.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-5893 (Commission File Number)	13-5651322 (IRS Employer Identification No.)

1115 Broadway, New York, New York (Address of Principal Executive Offices)	10010 (Zip Code)

(212) 684-3400
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 29, 2007, Movie Star, Inc. (the “Company”) issued a press release announcing the date, time and place of its special meeting in lieu of its annual meeting of shareholders and the declaration of effectiveness by the Securities and Exchange Commission of the registration statement for the Company’s previously announced non-transferable rights offering. A copy of the press release is annexed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:
99.1	Press release, dated November 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2007		MOVIE STAR, INC.
	By:	/s/ Thomas Rende
Thomas Rende Chief Financial Officer (Principal Financial and Accounting Officer)